SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  December 17, 2002

The Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001, including the Series 2002-1 Supplement, dated as of December 17, 2002, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists of California, Inc., as back-up servicer,  Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, in connection with the issuance of Mellon Bank Premium Finance Loan Master Trust , Class A Floating Rate Asset-Backed Certificates and Class B Floating Rate Asset-Backed Certificates, Series 2002-1.

MELLON BANK, N.A
(Originator of Mellon Bank Premium Finance Loan Master Trust) (Exact name of registrant as specified in its charter)
United States	333-99477 and 333-101671	25-0659306
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center Pittsburgh, Pennsylvania 15258 (412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of registrant as specified in its charter)
New York	333-99477-02 and 333-101671-02	51-0015912
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center Pittsburgh, Pennsylvania 15258 (412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of registrant as specified in its charter)
Delaware	333-99477-01 and 333-101671-01	51-6522553
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

c/o Chase Manhattan Bank, USA, National Association

1201 North Market Street

Wilmington, DE 19801

(302) 428-3372

Carl Krasik, Esq.

Mellon Financial Corporation

Suite 1910

500 Grant Street

Pittsburgh, Pennsylvania 15258-0001

                                            (412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Class A Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust as trust, and Deutsche Bank Securities Inc., as Representative of the several Underwriters, dated December 5, 2002.

1.2

Class B Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust as trust, and Deutsche Bank Securities Inc., as Representative of the several Underwriters, dated December 5, 2002.

4.3

Series 2002-1 Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, a National Association, as trustee, dated as of December 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A.

By:    /s/ Michael A. Bryson

Name: Michael A. Bryson

Title:   Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST

By: Mellon Bank N.A., as Administrator

By:    /s/ Michael A. Bryson

Name: Michael A. Bryson

Title:   Executive Vice President & Chief Financial Officer

MELLON BAN K PREMIUM FINANCE LOAN MASTER TRUST

By:  Mellon Bank N.A., as Administrator

By:    /s/ Michael A. Bryson

Name: Michael A. Bryson

Title:   Executive Vice President & Chief Financial Officer

Dated: December 31, 2002

Exhibit Index

1.1

Class A Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust as trust, and Deutsche Bank Securities Inc., as Representative of the several Underwriters, dated December 5, 2002.

1.2

Class B Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank Premium Finance Loan Owner Trust, as transferor, Mellon Bank Premium Finance Loan Master Trust as trust, and Deutsche Bank Securities Inc., as Representative of the several Underwriters, dated December 5, 2002.

4.3

Series 2002-1 Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, a National Association, as trustee, dated as of December 17, 2002.

EXHIBIT 1.1

(Class A Underwriting Agreement)

EXHIBIT 1.2

(Class B Underwriting Agreement)

EXHIBIT 4.3

(Series 2002-1 Supplement to the PSA)